PRESIDENT'S LETTER

Table of Contents

President's Letter                              1

Economic Overview                               6

Franklin Templeton German
Government Bond Fund                            8

Franklin Templeton Global
Currency Fund                                  12

Franklin Templeton Hard
Currency Fund                                  16

Franklin Templeton High Income
Currency Fund                                  20

Statement of Investments                       24

Financial Statements                           31

Report of Independent Accountants              43


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                                               December 15, 1995


Dear Shareholder:

Enclosed is the annual report for the Franklin Templeton Global Trust for the period ended October 31, 1995.

The three Franklin Templeton International Currency Funds performed well during the year under review when compared with short-term U.S. dollar-denominated instruments. Total returns for the Global Currency, Hard Currency, and High Income Currency Funds were 6.05%, 6.68%, and 8.90%, respectively, as shown in the Performance Summaries on pages 14, 18, and 22. According to a tracking of 250 U.S. money market funds by Lipper Analytical Services, Inc., the average U.S. dollar money market fund returned 5.32% over the same period.* Thanks to appreciation of both the German mark and the German bond market, the Franklin Templeton German Government Bond Fund provided an impressive total return of 18.28%, as shown in the Performance Summary on page 10.

Although the Global Currency and Hard Currency funds provided somewhat lower returns than they have delivered in recent years, we are quite pleased with their performance in light of the sharp rally in the dollar versus the Japanese yen during the last six months of the fiscal year. Despite the fact that the yen fell 17.3% against the dollar during that period, the Global Currency and Hard Currency funds' returns for the same period were only slightly negative (-1.65% and -3.58%, respectively), thereby currently preserving the bulk of the higher returns achieved in the first half of the fiscal year. Of course, past performance is not predictive of future results.

The funds' continued strong performance primarily reflects the dollar's ongoing long-term downtrend against major foreign currencies. Another important factor was the success of Templeton Investment Counsel, Inc., the funds' sub-adviser, in placing proportionately larger portions of the funds' assets in the better performing currencies of the period. During the last six months of the period, for example, both the Global Currency and Hard Currency funds underweighted the Japanese yen while overweighting the German mark, which substantially lessened the impact of the dollar's sharp appreciation versus the yen during that time. A more detailed analysis of each fund's performance is contained in the separate sections of this report, as indicated in the Table of Contents on page 1.


*Includes reinvested dividends. It should be remembered that a currency fund isn't the same as a money market fund because the value of its shares can change every day, while a U.S. money market fund usually tries to keep a steady net asset value of $1.00 per share.

By the end of the reporting period, the funds' total net assets reached a record level of more than $227,000,000. Even more gratifying than this were the steady inflows to the funds, which persisted throughout the dollar's rally during much of the summer. This contrasted with the early history of the funds, when a significant number of investors perceived them primarily as tools for playing short-term swings in the dollar. Hopefully, it is confirmation that the funds have "matured," and that investors and their advisors are beginning to view the funds as sensible long-term investments -- a form of diversification which can provide specific protection against weakness of the U.S. dollar.

In late 1994, a brief burst of optimism about the dollar surrounded the stunning conservative Republican victories in Congress. The theory was that a
Republican-controlled Congress might stand a better chance of achieving a balanced budget, adopting pro-business policies, and encouraging domestic savings. Even under the proposed Republican budget plan, however, a balanced budget would not be achieved until 2002 -- two presidential election cycles away. Hope for the best, I suggest, but believe it when you see it. Likewise, initiatives to promote personal savings are long overdue, but it remains to be seen whether American consumers, when given the incentive to save more, will in fact seize the opportunity. As they say, you can lead a horse to water...

In any case, we advise a healthy dose of skepticism and a corresponding measure of portfolio diversification. Often I am asked, "What if the dollar goes up?" My answer, in all seriousness, is, "Celebrate!" As Americans, most, if not all, of our income and assets are in dollars, or are dollar-denominated, and a stronger dollar makes us all richer in a global sense. True, foreign currency-denominated assets would suffer in dollar terms, but, the pain would be akin to what we feel when, in the course of the year, our house does not burn down and we see, with hindsight, the premium paid for our fire insurance policy as a loss. Which is to say, we're happy the insurance proved to be unnecessary. Unfortunately, the "house" in which the dollar resides has "burned" more or less annually for the past 25 years, so "insurance" probably isn't a bad idea, despite chances the dollar might suddenly turn upward. Of course, the fund's net asset value is not insured or guaranteed.

With the U.S. stock market at all-time highs and the bond market performing strongly, many investors have been searching for asset classes that might offer some meaningful diversification in the event of a market downturn. Foreign currency money markets, given their low correlation with U.S. assets, may serve as a distinct class under these circumstances. Many financial advisors have indicated to me that they are now using Franklin Templeton International Currency Funds in client portfolios for just this purpose. In my opinion, the funds continue to seek to achieve their primary objective of providing U.S. investors with a convenient and cost-effective means of protecting themselves against depreciation of the U.S. dollar. And though the dollar's near-term course remains uncertain, I believe the fundamental economic factors behind its long slide are still firmly in place -- and so, too, the need for currency diversification. It should be remembered, of course, that past performance is not predictive of future results and that there are special risk considerations associated with investing in foreign currency funds related to market, currency, economic, political, and other factors, as discussed in the prospectus.

As always, thank you for investing with us.

Yours sincerely,

Donald P. Gould
President
Franklin Templeton Global Trust


ECONOMIC OVERVIEW



During the year under review, foreign bond markets followed the lead of their U.S. counterparts and experienced generally positive results. In November 1994, U.S. bond prices were at their lowest level of the fiscal year, with U.S. Gross Domestic Product (GDP) growing at an annual rate of 5.1%. When economic reports released during early 1995 hinted that growth was slowing, however, bonds began a long rally culminating in June, as GDP growth slowed to an annual rate of only 1.3%. In July, the Federal Reserve Board, acknowledging this slower growth and that inflation appeared to be moderating, cut the federal funds rate, from 6.00% to 5.75%. Shortly afterward, however, government statistics indicated that economic growth might be gaining momentum again in the third quarter. As a result, bond prices fell during early July before staging a small rally in the period from August through October. Although third quarter growth was initially estimated at an unexpectedly strong annual rate of 4.2%1, monthly indicators of inflation continued to show that price pressures were well contained.

Throughout the period, Japanese economic growth continued to be hurt by a strong yen and weak banking system. Japan's slow-growing annualized GDP, which increased only 0.6% in the second quarter of 1995, is forecast to grow less than 1% for the entire year. This caused its unemployment rate to reach 3.2%, which would be considered low in many Western countries, but is very high by Japanese standards. In an effort to stimulate growth, the government instituted several spending plans and cut the discount rate to only 0.50%. Japanese long-term interest rates, after declining to around 2.50% earlier this year, ended the Funds' fiscal year at 2.80%.


1. U.S. Department of Commerce, report on GDP dated
October 27, 1995.

The German economy was also adversely affected by a strong currency which forced corporations to accept lower profit margins on foreign trade. The high-priced mark also helped keep inflation low by alleviating pressure on wholesale prices. Although the Bundesbank eased monetary policy in August by dropping the discount rate to 3.5%, short-term rates can still be considered high in view of the approximately 2% increase in consumer prices this year. The Bundesbank now expects that Germany's economy will grow approximately 2.5% in 1995.

By the end of the fiscal year under review, the U.S. economy was expanding at a moderate rate while inflation remained subdued. This trend in the world's largest economy could foreshadow the global trend for 1996. If this expansion continues, upward pressure on prices in many industrialized countries may become more likely. However, actual price increases remained muted compared with previous business cycles and, therefore, in our opinion, the Federal Reserve may continue to lower short-term interest rates in the U.S., which might result in further declines for long-term rates as well.


FRANKLIN TEMPLETON GERMAN GOVERNMENT BOND FUND

Your Fund's Objective:

The Franklin Templeton German Government Bond Fund seeks long-term total return through investment in a managed portfolio of German government bonds.

In seeking to maximize returns during the fiscal year under review, we emphasized two investment strategies. The first was to allocate a larger portion of the portfolio to issuers other than the German federal government, and the second was to make a slight increase in the Fund's duration.1

Over the course of the year, we reduced our holdings of German federal government bonds, from more than 40% of total net assets to approximately 19%, and replaced them with highly-rated German mark-denominated bonds issued by other government entities. Issuers included agencies of the German federal government, governments outside Germany that issue AAA-rated Eurobonds denominated in marks, and German state governments. On October 31, 1995, our largest class of holdings was German state government bonds, whose allocation increased to approximately 40%, from 20% of total net assets. Since all three types of issues provided a yield premium over German federal government bonds, met our standards for liquidity and security, and helped the Fund meet certain diversification tests mandated by the Internal Revenue Code, we expect to hold them for the long term.

In a further attempt to improve total return, we used incoming cash and proceeds from sales of shorter-dated government bonds, to purchase bonds maturing between 2000 and 2002. From a total return perspective, we believed this area on the yield curve may be most attractive. This lengthened the Fund's duration to 4.3 years from 4.1 years, compared with the 4.6-year duration of the unmanaged J.P. Morgan German Government Bond Index.


1Duration is a measure of a portfolio's interest-rate risk. It is calculated by converting all interest and principal payments due on the portfolio's bonds, into a single, hypothetical zero-coupon bond having a maturity date with the same risk exposure to interest-rate changes as the entire portfolio.

Looking forward, we believe that Germany's economy may remain relatively stable for the near future and expect no changes in monetary policy while both economic growth and inflation increase slightly. However, extensive tax cuts scheduled for the beginning of 1996 should increase demand from the German consumer at some point, and as growth accelerates, interest rates may begin to rise in anticipation of the Bundesbank's tightening of monetary policy.

Shareholders should remember that investing in a non-diversified portfolio of foreign government obligations involves special risks, such as increased susceptibility to currency fluctuations, market volatility, and adverse economic, social and political developments, as discussed in the fund's prospectus. This fund may not be appropriate for all investors and should not be considered a complete investment program.


GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Performance Summary

The Franklin Templeton German Government Bond Fund provided a total return of +18.28% for the one-year period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, increased from $13.26 on October 31, 1994, to $14.31 on October 31, 1995. During this same period, shareholders received distributions totaling 119.2 cents ($1.192) per share, of which 69.2 cents ($0.692) represented regular dividend income and 50.0 cents ($0.50) represented a special year-end ordinary income dividend distribution. Based on the maximum offering price of $14.75 on October 31, 1995, and an annualization of the most recent monthly dividend of 6.1 cents ($0.061) per share, the fund's distribution rate was 4.96%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of portfolio securities.



GRAPHIC MATERIAL 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


The graph on page 10 compares the fund's performance since inception with the performance of the unmanaged Salomon Brothers German World Government Bond Index, which provides an indication of the performance of the German government bond market. Of course, such unmanaged market indices and mutual funds have inherent performance differences. Indices don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike the unmanaged indices, mutual funds are never 100% invested because they must have cash on hand to redeem shares. In addition, the fund's performance shown includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Templeton German Government Bond Fund's had been applied to this index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in an index directly. Past performance is not predictive of future results.


Franklin Templeton
German Government Bond Fund
Periods Ended 10/31/95
                                                            Since
                                                          Inception
                                     One-Year            (12/31/92)

Cumulative Total Return1,3            18.28%               40.14%
Average Annual
Total Return2,3                       14.73%               11.45%

Distribution Rate4                                   4.96%
30-Day Standardized Yield5                           4.34%

1. Cumulative total return shows the change in value of an investment over the specified periods and does not include the maximum 3.0% initial sales charge.

2. Average annual total return represents the average annual increase in value of an investment over the specified periods and includes the maximum 3.0% initial sales charge.

3. All total return calculations reflect the deduction of a proportional share of fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, the German mark and the economic and political climate of Germany, so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

4. Distribution rate is based on the maximum offering price of $14.75 per share on October 31, 1995, and an annualization of the most recent monthly dividend of
6.1 cents ($0.061) per share.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1995. The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.83%. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.


FRANKLIN TEMPLETON GLOBAL CURRENCY FUND

Your Fund's Objective:

The Franklin Templeton Global Currency Fund seeks to maximize total return, through a combination of interest income and currency gains, by investing in interest-earning money market instruments, at least 65% of which will be denominated in three or more Major Currencies, including the U.S. dollar.

During the fiscal year under review, we varied the holdings of the Franklin Templeton Global Currency Fund from its benchmark position (one-third weightings each in the local currency money markets of Germany, Japan and the United States) as we saw opportunities to increase the fund's return. The fund provided a total return of +6.05% for the year, as shown in the Performance Summary on page 14, compared to a total return of +1.22% produced by the benchmark portfolio.

At the beginning of the fiscal year, the U.S. dollar enjoyed a rare period of stability against the yen and mark. It resumed its long-term depreciation, however, after the Mexican peso's devaluation on December 20, 1994, and early signs of possibly weaker 1995 U.S. growth. Between late December and mid-April, the dollar fell, from 1.58 marks to 1.35 marks (14%) and from 101 yen to 80 yen (21%). Eventually, this plunge threatened a serious weakening of the Japanese economy, as their products became priced out of the world market and slower growth deflated the value of their assets. The U.S. Treasury and other central banks responded by selling yen for dollars, causing the dollar to reverse course and appreciate 31% to nearly 105 yen in September. Improvement against the mark was not as pronounced, but the dollar reached a high of 1.50 marks (an 11% increase) in September before drifting back to 1.41 marks on October 31, 1995.

The fund was overweighted in dollars at the beginning of this period, a position we soon reversed by allocating a larger position than usual to the yen. In March, as the yen approached its highest levels, we lowered our exposure and increased U.S. dollar positions again. Although we missed the end of the yen's rally, we felt that after such a strong move, it was time to take some profit and look for other opportunities. On October 31, 1995, about 40% of the fund's total net assets were denominated in marks, 20% in yen, 24% in U.S. dollars, and 16% in Australian dollars.

Looking forward to 1996, we expect fiscal reform to accompany modest growth and low inflation in many key European countries. Japanese growth is likely to remain sluggish, but its growing export of capital to other markets could potentially help global interest rates decline further and continue to strengthen other currencies versus the dollar. We expect to maintain significant positions in the currencies of Germany, Japan and Australia. We also expect to have positions in Swiss francs and New Zealand dollars to help us diversify the portfolio while taking advantage of attractive potential opportunities.

There are, of course, special risk considerations associated with global investing related to market, currency, economic, political, and other factors, as discussed in the prospectus. Because the fund's assets are largely invested in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.



GRAPHIC MATERIAL 3 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Although the fund's Statement of Investments on page 26 of this report indicates that the fund held 74.4% of its portfolio investments in U.S. dollar-denominated assets on October 31, 1995, its net exposure to the U.S. dollar on that date was only 24.2%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 36) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts in essence creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market for a particular foreign currency is small or relatively illiquid.



Performance Summary

The Franklin Templeton Global Currency Fund reported a total return of +6.05% for the one-year period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased from $14.14 on October 31, 1994, to $13.67 on October 31, 1995. During this same period, shareholders received distributions totaling 127.2 cents ($1.272) per share, of which 63.2 cents ($0.632) represented regular dividend income and 64.0 cents ($0.64) represented a special year-end ordinary income dividend distribution. Based on the maximum offering price of $14.09 on October 31, 1995, and an annualization of the most recent monthly dividend of 5.4 cents ($0.054) per share, the fund's distribution rate was 4.60%. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of portfolio securities.


GRAPHIC MATERIAL 4 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

The graph on this page compares the fund's performance since inception with the performance of the unmanaged Salomon Brothers World Money Market Index. This index provides an indication of the performance of the U.S. dollar and Eurocurrency short-term sectors. It is important to note that an index does not contain cash (the fund generally carries a certain percentage of cash at any given time), nor does it include sales charges or management fees. Also, the Franklin Templeton Global Currency Fund's allocation of U.S. dollar instruments is generally higher than the index's. Other things being equal, the fund may therefore be expected to underperform the index during periods of dollar decline and may outperform the index during periods of dollar strength.

The Salomon Brothers World Money Market Index is unmanaged and thus has inherent performance differences compared with the fund. Indices don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike indices, mutual funds are never 100% invested because they must have cash on hand to redeem shares. In addition, the fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Templeton Global Currency Fund's had been applied to this index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.


Franklin Templeton Global Currency Fund
Periods ended October 31, 1995

                                                           Since
                                                         Inception
                         One-Year       Five-Year        (6/27/86)

Cumulative
Total Return1,3            6.05%          34.89%          113.50%
Average Annual
Total Return2,3            2.87%           5.52%            8.10%

Distribution Rate4                   4.60%
30-Day Yield5                        4.14%

1. Cumulative total return shows the change in value of an investment over the specified periods and does not reflect the maximum 3.0% initial sales charge.

2. Average annual total return represents the average annual increase in the value of an investment over the specified periods and includes the maximum 3.0% initial sales charge.

3. All total return calculations reflect the deduction of a proportional share of fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies, and the economic and political climate of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past expense reductions by the fund's manager increased the fund's total return, and past performance is not predictive of future results.

4. Distribution rate is based on the maximum offering price of $14.09 per share on October 31, 1995, and an annualization of the most recent monthly dividend of
5.4 cents ($0.054) per share. 5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1995.


FRANKLIN TEMPLETON HARD CURRENCY FUND


Your Fund's Objective:

The Franklin Templeton Hard Currency Fund seeks to protect shareholders against depreciation of the U.S. dollar relative to other currencies by investing in high-quality, interest-bearing money market instruments (and forward contracts), denominated in those Major Currencies which historically have experienced low rates of inflation, and which are currently pursuing economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long term.

During the past year, we actively allocated the Franklin Templeton Hard Currency Fund's assets against a benchmark position consisting of one-third weightings each in the local currency money markets of Germany, Japan and Switzerland. From time to time we also invested in other money markets which we felt would enhance the fund's performance. The fund provided a total return of +6.68% for the year, as shown in the Performance Summary on page 18, compared to a total return of +3.65% produced by the benchmark portfolio.

At the beginning of the period, the fund held a slightly above average position in Swiss francs (39% of total net assets), as well as large positions in Australian and New Zealand dollars (34% combined), with correspondingly smaller positions in yen and mark investments. However, we soon increased our holdings of the Japanese and German currencies in seeking to take advantage of their sharp rallies, as they attained "safe haven" status following the Mexican peso devaluation on December 20, 1994. In March, when the yen approached its highest levels, we lowered its percentage of the portfolio and increased our positions in marks and Swiss francs. Although we missed the end of the yen's rally, we felt that after such a strong move, it was time to take some profit and look for other opportunities. Finally, when this rally was brought to an end by the coordinated intervention against the yen by the U.S., Japanese, and German central banks during the second half of the fiscal year, we reintroduced a significant position in New Zealand dollars. On October 31, 1995, about 35% of the fund's total net assets were denominated in marks, 28% in Swiss francs, 22% in yen, and 11% in New Zealand dollars.

Looking forward, we expect 1996 to feature modest economic growth, low inflation, and continued fiscal reform in most European countries. Although growth in Japan is likely to remain sluggish, its growing export of capital to other markets could help global interest rates decline further. We expect to maintain significant positions in our core currencies of Germany, Japan and Switzerland, as well as smaller holdings in Australian or New Zealand dollars, which will help us diversify the portfolio while taking advantage of attractive opportunities.


GRAPHIC MATERIAL 5 OMMITTED - SEE APPENDIX AT END OF DOCUMENT

There are, of course, special risk considerations associated with global investing related to market, currency, economic, political, and other factors, as discussed in the prospectus. Because the fund's assets are largely invested in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.


Although the fund's Statement of Investments on page 27 of this report indicates that the fund held 66.4% of its portfolio investments in U.S. dollar-denominated assets on October 31, 1995, its net exposure to the U.S. dollar on that date was only 2.8%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 36) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts in essence creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market for a particular foreign currency is small or relatively illiquid.


Performance Summary

The Franklin Templeton Hard Currency Fund reported a total return of +6.68% for the one-year period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased from $13.95 on October 31, 1994 to $13.09 on October 31, 1995. During this same period, shareholders received distributions totaling 168.0 cents ($1.68) per share, of which 59.0 cents ($0.59) represented regular dividend income and 109.0 cents ($1.09) represented a special year-end ordinary income dividend distribution. Based on the maximum offering price of $13.49 on October 31, 1995, and an annualization of the most recent monthly dividend of 5.3 cents ($0.053) per share, the fund's distribution rate was 4.71%. Of course, past performance is not indicative of future results, and distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of portfolio securities.

The graph on this page compares the fund's performance since inception with the performance of the unmanaged Salomon Brothers World Money Market Index. This index provides an indication of the performance of the U.S. dollar and Eurocurrency short-term sectors. It is important to note that an index does not contain cash (the fund generally carries a certain percentage of cash at any given time), nor does it include sales charges or management fees. Also, in contrast to the index, the Franklin Templeton Hard Currency Fund does not generally maintain a material exposure to the U.S. dollar. Other things being equal, the fund may therefore be expected to outperform the index during periods of dollar decline and may underperform the index during periods of dollar strength.


GRAPHIC MATERIAL 6 OMMITTED - SEE APPENDIX AT END OF DOCUMENT



The Salomon Brothers World Money Market Index is unmanaged and thus has inherent performance differences compared with the fund. Indices don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike indices, mutual funds are never 100% invested because they must have cash on hand to redeem shares. In addition, the fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Templeton Hard Currency Fund's had been applied to this index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.


Franklin Templeton Hard Currency Fund
Periods ended October 31, 1995

                                                         Since
                                                        Inception
                        One-Year       Five-Year       (11/17/89)

Cumulative
Total Return1,3           6.68%          44.86%           86.17%
Average Annual
Total Return2,3           3.48%           7.04%           10.43%
Distribution Rate4                 4.71%
30-Day Yield5                      4.43%

1. Cumulative total return shows the change in value of an investment over the specified periods and does not reflect the maximum 3.0% initial sales charge.

2. Average annual total return represents the average annual increase in the value of an investment over the specified periods and includes the maximum 3.0% initial sales charge.

3. All total return calculations reflect the deduction of a proportional share of fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climate of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past expense reductions by the fund's manager increased the fund's total return, and past performance is not predictive of future results.

4. Distribution rate is based on the maximum offering price of $13.49 per share on October 31, 1995, and an annualization of the most recent monthly dividend of
5.3 cents ($0.053) per share.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1995.


FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUND

Your Fund's Objective:

The Franklin Templeton High Income Currency Fund seeks to achieve high current income at a level significantly above that available on U.S. dollar money market funds by investing in interest-bearing money market instruments denominated in Major and Non-Major Currencies. Subject to this investment objective, a secondary consideration of the fund is preservation of capital.

Under normal conditions, the Franklin Templeton High Income Currency Fund keeps at least 65% of its assets invested in instruments denominated in three or more of the ten highest-yielding Major Currencies (as defined in the prospectus) and in the U.S. dollar. On October 31, 1995, those were the currencies of Canada, the United Kingdom, the Netherlands, France, Italy, Spain, Denmark, Sweden, Australia, and New Zealand. During the fiscal year, the fund, as shown in the Performance Summary on page 22, provided a total return of +8.90%, while the benchmark portfolio, consisting of investments in the ten currencies listed above, produced a total return of +3.11%.

Over the past twelve months, we maintained the fund's exposure to the currencies of Australia, New Zealand, Germany, the United Kingdom, and the Netherlands, while adjusting its holdings in other countries. Early in the year, for example, we decreased our investments in Spanish pesetas, Italian lira and Swedish krona because of high rates of inflation and unemployment in those countries. By year's end, however, we had re- invested in Spain and Italy, and added positions in Denmark, as the economic and political environments in those countries began to improve. We also added attractively valued assets in developing countries such as Thailand and the Czech Republic.

On October 31, 1995, almost half the fund's holdings were denominated in a combination of Australian dollars, Dutch guilder and New Zealand dollars. Approximately one-quarter of the fund was represented by investments in Danish kroner, French francs and British pounds. The remainder was split among seven other countries, as shown in the chart on the following page.

Looking forward, we will continue to seek potential investment opportunities in economies with relatively stable currencies, attractive yields on short-term debt instruments, and rapid Gross Domestic Product growth. There are, of course, special risk considerations associated with global investing related to market, currency, economic, political, and other factors, as discussed in the prospectus. Developing markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. Because the fund's assets are largely invested in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified global fund may not be appropriate for all investors and should not be considered a complete investment program.



GRAPHIC MATERIAL 7 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


Although the fund's Statement of Investments on page 29 of this report indicates that the fund held 41.5% of its portfolio investments in U.S. dollar-denominated assets on October 31, 1995, its net exposure to the U.S. dollar on that date was only 3.7%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 36) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar instruments with "long" forward currency exchange contracts in essence creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market for a particular foreign currency is small or relatively illiquid.


Performance Summary

The Franklin Templeton High Income Currency Fund reported a total return of +8.90% for the one-year period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The fund's share price, as measured by net asset value, decreased from $11.59 on October 31, 1994, to $11.56 on October 31, 1995. During this same period, shareholders received distributions totaling 98.9 cents ($0.989) per share, of which 64.9 cents ($0.649) represented regular dividend income and 34.0 cents ($0.34) represented a special year-end ordinary income dividend distribution. Based on the maximum offering price of $11.92 on October 31, 1995, and an annualization of the most recent monthly dividend of 5.2 cents ($0.052) per share, the fund's distribution rate was 5.23%. Of course, past performance is not indicative of future results, and distributions will vary depending on income earned by the fund, currency gains and losses, and any profits realized from the sale of portfolio securities.



GRAPHIC MATERIAL 8 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


The graph above compares the fund's performance since inception with the performance of the unmanaged Salomon Brothers World Money Market Index. This index provides an indication of the performance of the U.S. dollar and Eurocurrency short-term sectors. It is important to note that an index does not contain cash (the fund generally carries a certain percentage of cash at any given time), nor does it include sales charges or management fees. Also, many of the higher-yielding currencies in which the fund invests are not included in the index. Thus, performance of the fund compared with the index will depend, in part, on how such higher-yielding currencies perform relative to those in the index.

The Salomon Brothers World Money Market Index is unmanaged and thus has inherent performance differences compared with the fund. Indices don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell bonds. Unlike indices, mutual funds are never 100% invested because they must have cash on hand to redeem shares. In addition, the fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the Franklin Templeton High Income Currency Fund's had been applied to this index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.


Franklin Templeton High Income Currency Fund
Periods ended October 31, 1995
                                                          Since
                                                        Inception
                          One-Year       Five-Year     (11/17/89)

Cumulative
Total Return1,3             8.90%          27.87%         57.12%
Average Annual
Total Return2,3             5.63%           4.40%          7.33%
Distribution Rate4                   5.23%
30-Day Yield5                        4.93%

1. Cumulative total return shows the change in value of an investment over the specified periods and does not reflect the maximum 3.0% initial sales charge.

2. Average annual total return represents the average annual increase in the value of an investment over the specified periods and includes the maximum 3.0% initial sales charge.

3. All total return calculations reflect the deduction of a proportional share of fund expenses on an annual basis and assume that all dividends and capital gains distributions were reinvested when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic and political climate of countries where investments are made, so that your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

4. Distribution rate is based on the maximum offering price of $11.92 per share on October 31, 1995, and an annualization of the most recent monthly dividend of
5.2 cents ($0.052) per share.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio during the 30 days ended October 31, 1995. The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.85%. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.

FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


               Face                                                                                      Value
 Country*     Amount     Franklin Templeton German Government Bond Fund                                (Note 1)
                         Long Term Investments  88.0%

                         Eurobonds  20.9%
    DD         900,000   Europe Economic Community, 6.50%, 3/10/00 ..............................     $  663,670
    DD         850,000   Government of Australia, 7.25%, 5/03/07 ................................        620,758
    DD       1,225,000   Government of Denmark, 6.125%, 4/15/98 .................................        897,843
    DD         925,000   Inter-American Development Bank, 6.75%, 4/29/03 ........................        671,586
                         International Bank of Reconstruction/Development:
    DD         600,000     6.125%, 9/27/02 ......................................................        425,388
    DD         750,000     7.125%, 4/12/05 ......................................................        550,206
    DD         800,000   Japan Finance Corp. Muni Enterprises, 7.75%, 10/28/04 ..................        606,987
    DD         800,000   United Kingdom, 7.125%, 10/28/97 .......................................        597,150
                                                                                                      -----------
                               Eurobonds (Cost $4,476,543).......................................      5,033,588
                                                                                                      -----------
                         German Bonds  67.1%
    DD         800,000   Baden Wurt L Finance NV, 6.50%, 9/15/08 ................................        544,440
    DD         750,000   Baden Wuerttembergische Bank AG, 7.50%, 10/22/04 .......................        561,321
    DD       1,250,000   Deutsche Bundesbahn, 9.00%, 12/01/00 ...................................      1,011,230
    DD       1,000,000   Deutsche Bundespost, 7.50%, 12/02/02 ...................................        755,251
                         Freie Hansestadt Bremen:
    DD         800,000     6.25%, 2/13/97 .......................................................        582,537
    DD         500,000     8.50%, 4/17/98 .......................................................        384,164
    DD       1,500,000   Freie Und Hansestadt Hamburg, 6.00%, 7/28/03 ...........................      1,024,823
                         Freistaat Bayern:
    DD         100,000     6.50%, 10/01/96 ......................................................         72,533
    DD         900,000     6.00%, 3/20/97 .......................................................        655,354
    DD       1,300,000   Freistaat Sachsen Saxony, 6.125%, 12/10/03 .............................        897,189
    DD       1,850,000   Federal Republic of Germany, Bundes, 8.25%, 9/20/01 ....................      1,465,194
    DD       1,840,000   Federal Republic of Germany, Unity, 8.50%, 2/20/21 .....................      1,468,521
    DD         700,000   Kreditanst Wiederaufbau, 6.00%, 9/02/96 ................................        504,744
    DD         900,000   Land Berlin, 6.75%, 8/25/99 ............................................        666,548
    DD         800,000   Land Hessen, 6.00%, 6/18/97 ............................................        582,821
                         Land Niedersachsen:
    DD       1,000,000     6.25%, 9/15/03 .......................................................        698,461
    DD         150,000     7.50%, 1/20/05 .......................................................        112,115
                         Land Sachsen Anhalt:
    DD         800,000     7.50%, 10/28/04 ......................................................        593,056
    DD         550,000     7.25%, 4/20/05 .......................................................        403,426
    DD         890,000   Landesbank Hessen Thueringen Girozentrale, 6.25%, 4/01/98 ..............        653,133
    DD         890,000   Landwirt Schaftliche Rentenbank, 7.50%, 10/15/97 .......................        665,152
                         Nordrhein - Westfalen:
    DD         750,000     6.125%, 4/17/97 ......................................................        546,395
    DD         370,000     6.25%, 3/18/98 .......................................................        271,659
                         German Bonds (cont.)
    DD         500,000   Rheinland-Pfalz, 6.50%, 3/19/03 ........................................     $  355,023
    DD         290,000   Treuhandanstalt, 7.375%, 12/02/02 ......................................        219,517
    DD         650,000   KFW International Finance, 7.75%, 10/06/04 .............................        492,484
                                                                                                      -----------
                               German Bonds (Cost $15,049,196)...................................     16,187,091
                                                                                                      -----------
                               Total Long Term Investments (Cost $19,525,739)....................     21,220,679
                                                                                                      -----------
                         Short Term Investments  4.4%
    US          27,000   Federal Home Loan Mortgage Corp., 5.175%, 11/27/95 .....................         26,890
    US          90,000   Federal National Mortgage Assoc., 5.66%, 11/03/95 ......................         89,972
    US         957,000   U.S. Treasury Bills, 5.175% - 5.31%, with maturities to 11/24/95 .......        955,553
                                                                                                      -----------
                               Total Short Term Investments (Cost $1,072,246)....................      1,072,415
                                                                                                      -----------
                                   Total Investments (Cost $20,597,985)  92.4% ..................     22,293,094
                                   Other Assets and Liabilities, Net  7.6% ......................      1,820,197
                                                                                                      -----------
                                   Net Assets  100.0% ...........................................    $24,113,291
                                                                                                      ===========


                         At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $20,597,985 was as follows:
                           Aggregate gross unrealized appreciation for all investments in which
                            there was an excess of value over tax cost ..........................    $ 1,710,472
                           Aggregate gross unrealized depreciation for all investments in which
                            there was an excess of tax cost over value ..........................        (15,363)
                                                                                                      -----------
                           Net unrealized appreciation ..........................................    $ 1,695,109
                                                                                                      ===========






*Securities traded in currency of country indicated. See page 30 for country legend.

                             The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


                Face                                                                                     Value
 Country*      Amount       Franklin Templeton Global Currency Fund                                    (Note 1)
                            Long Term Investments  4.9%..........................................

                            Foreign Government Securities - Floating Rate Notes
    DD         4,150,000    Government of Spain, floating rate note, 4.563%, 6/29/02
                                  Total Long Term Investments (Cost $2,728,125) .................    $ 2,939,319
                                                                                                      -----------
                           aShort Term Investments  86.2%
                            Corporate Bonds  2.6%
    DD         2,200,000   bCredit Foncier, floating rate note, semi-annual calls, 4.563%, 7/19/96
                                  Total Corporate Bonds (Cost $1,217,748)........................      1,564,604
                                                                                                      -----------
                            Foreign Government Securities - Floating Rate Notes  2.4%
    DD         2,000,000   bGovernment of Belgium, floating rate note, semi-annual calls, 4.063%,
                             3/15/00
                                  Total Foreign Government Securities - Floating Rate Notes
                                   (Cost $1,282,288) ............................................      1,418,103
                                                                                                      -----------
                            Government Securities  19.0%
    DD         1,750,000   bEuropean Investment Bank, floating rate note, annual calls, 3.887%,
                             3/25/98 ............................................................      1,238,850
    DD         3,900,000    Federal Republic of Germany, Bundesobl Series 94, 8.875%, 1/22/96 ...      2,799,673
    US         7,360,000    U.S. Treasury Bills, 5.14% - 5.18%, with maturities to 11/24/95 .....      7,344,324
                                                                                                      -----------
                                  Total Government Securities (Cost $11,276,932) ................     11,382,847
                                                                                                      -----------
                            U.S. Government Agencies    62.2%
    US         5,350,000    Federal Farm Credit Bank, 5.57% - 5.64%, with maturities to 12/11/95       5,331,430
    US        14,910,000    Federal Home Loan Bank, 5.57% - 5.62%, with maturities to 12/27/95 ..     14,874,114
    US         3,735,000    Federal Home Loan Mortgage Corp., 5.61% - 5.63%, with maturities to
                             11/20/95 ...........................................................      3,725,810
    US        13,410,000    Federal National Mortgage Assn., 5.57% - 5.62%, with maturities to
                             12/08/95 ...........................................................     13,353,534
                                                                                                      -----------
                                  Total U.S. Government Agencies (Cost $37,279,833) .............     37,284,888
                                                                                                      -----------
                                  Total Short Term Investments (Cost $51,056,801) ...............     51,650,442
                                                                                                      -----------
                                      Total Investments (Cost $53,784,926)  91.1% ...............     54,589,761
                                      Other Assets and Liabilities, Net  8.9% ...................      5,352,071
                                                                                                      -----------
                                      Net Assets  100.0% ........................................    $59,941,832
                                                                                                      ===========

                            At October 31, 1995, the net unrealized appreciation
                            based on the cost of investments for income tax
                            purposes of $53,784,926 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                              there was an excess of value over tax cost ........................     $  804,835
                             Aggregate gross unrealized depreciation for all investments in which
                              there was an excess of tax cost over value ........................             --
                                                                                                      -----------
                             Net unrealized appreciation ........................................     $  804,835
                                                                                                      ===========

*Securities traded in currency of country indicated. See page 30 for country legend.
aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
bFloating rate notes with an embedded put and/or call feature.

                             The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


                Face                                                                                     Value
 Country*      Amount       Franklin Templeton Hard Currency Fund                                      (Note 1)
                            Long Term Investments  7.8%

                            Foreign Government Securities - Floating Rate Notes  0.9%
    JP       135,000,000    Government of Italy, Tranch 3, floating rate note, 0.938%, 7/26/99
                                  Total Foreign Government Securities - Floating Rate Notes
                                   (Cost $1,392,599) ...........................................     $ 1,319,698
                                                                                                      -----------
                            Corporate Bonds - Floating Rate Notes  3.1%
    SW         3,500,000    General Electric Credit Corp., floating rate note, 2.843%, 8/05/96 .       3,079,717
    JP       100,000,000    Inter-American Development Bank, floating rate note, 1.125%, 6/19/98.        976,820
                                                                                                      -----------
                                  Total Corporate Bonds - Floating Rate Notes
                                   (Cost $3,616,813) ...........................................       4,056,537
                                                                                                      -----------
                            U.S. Government Agencies - Floating Rate Notes  3.8%
    US         2,500,000    Federal Farm Credit Bank, floating rate note, 5.635%, 2/26/96 ......       2,497,250
    US         2,500,000    Federal Home Loan Mortgage Corp., floating rate note, 5.738%, 3/25/96      2,498,500
                                                                                                      -----------
                                  Total U.S. Government Agencies - Floating Rate Notes
                                   (Cost $4,996,886) ...........................................       4,995,750
                                                                                                      -----------
                                  Total Long Term Investments (Cost $10,006,298) ...............      10,371,985
                                                                                                      -----------
                           aShort Term Investments   93.5%
                            Bonds   22.2%
    DD         2,750,000   bCredit Foncier, floating rate note, semi-annual calls, 4.563%, 7/19/96     1,955,755
    DD         3,680,000    Deutsche Bundespost, 6.625%, 12/01/95 ..............................       2,620,295
    JP       181,000,000    European Investment Bank, 6.125%, 3/15/96 ..........................       1,857,885
    DD         1,650,000   bEuropean Investment Bank, floating rate note, semi-annual calls,
                             4.288%, 10/23/98 ..................................................       1,162,488
    DD         7,800,000    Federal Republic of Germany, 8.125%, 1/22/96 .......................       5,590,476
    DD         7,350,000    Federal Republic of Germany, Bundesobl Series 96, 8.50%, 4/22/96 ...       5,328,548
    DD         7,225,000    Federal Republic of Germany, Schatz, 8.75%, 12/20/95 ...............       5,167,060
    DD         7,800,000    Federal Republic of Germany, Unity, 8.50%, 3/20/96 .................       5,633,164
                                                                                                      -----------
                                  Total Bonds (Cost $30,302,778) ...............................      29,315,671
                                                                                                      -----------
                            Foreign Government Securities - Floating Rate Notes  2.5%
    DD         4,600,000   bGovernment of Belgium, floating rate note, semi-annual calls, 4.063%,
                             3/15/00
                                  Total Foreign Goverment Securities - Floating Rate Notes
                                   (Cost $3,040,367) ...........................................       3,261,637
                                                                                                      -----------
                            Government Securities  15.3%
    JP       103,000,000    Government of Finland, 6.75%, 3/25/96 ..............................       1,035,087
    NZ        10,910,000    New Zealand Treasury Bill, 8.95%, 11/22/95 .........................       7,166,382
    US        11,990,000    U.S. Treasury Bills, 5.19% - 5.33%, with maturities to 11/24/95 ....      11,969,414
                                                                                                      -----------
                                  Total Government Securities (Cost $20,377,659) ...............      20,170,883
                                                                                                      -----------
                            U.S. Government Agencies  53.5%
    US         3,000,000    Federal Farm Credit Bank, 5.57%, with maturities to 12/11/95 .......   $   2,981,430
    US        24,355,000    Federal Home Loan Bank, 5.57% - 5.64%, with maturities to 12/27/95 .      24,327,106
    US        27,764,000    Federal Home Loan Mortgage Corp., 5.57% - 5.63%, with maturities
                             to 12/12/95 .......................................................      27,681,094
    US        15,735,000    Federal National Mortgage Assn., 5.59% - 5.65%, with maturities to
                             12/04/95 ..........................................................      15,691,954
                                                                                                      -----------
                                  Total U.S. Government Agencies (Cost $70,672,654) ............      70,681,584
                                                                                                      -----------
                                  Total Short Term Investments (Cost $124,393,458) .............     123,429,775
                                                                                                      -----------
                                      Total Investments (Cost $134,399,756)  101.3% ............     133,801,760
                                      Other Assets and Liabilities, Net  (1.3)% ................      (1,712,753)
                                                                                                      -----------
                                      Net Assets  100.0% .......................................    $132,089,007
                                                                                                      ===========

                            At October 31, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $134,399,756 was as follows:
                              Aggregate gross unrealized appreciation for all investments in which
                               there was an excess of value over tax cost ......................      $  973,353
                              Aggregate gross unrealized depreciation for all investments in which
                               there was an excess of tax cost over value ......................      (1,571,349)
                                                                                                      -----------
                              Net unrealized depreciation ......................................      $ (597,996)
                                                                                                      ===========


*Securities traded in currency of country indicated. See page 30 for country legend.
aCertain short-term securities are traded on a discount basis; the dates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
bFloating rate notes with an embedded put and/or call feature.

                             The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


                Face                                                                                      Value
 Country*      Amount      Franklin Templeton High Income Currency Fund                                 (Note 1)
                           Long Term Investment  6.7%

                           Foreign Government Security - Floating Rate Note
    UK          460,000    United Kingdom, floating rate note, 6.528%, 3/11/99
                                 Total Long Term Investments (Cost $716,135) ....................     $  729,488
                                                                                                      -----------
                          aShort Term Investments  90.1%
                           Corporate Bonds  8.0%
    US          100,000   bBanque Francaise de Comerico, floating rate note, semi-annual calls,
                            6.403%, 11/29/96 ....................................................        100,045
    TH       10,000,000    Thailand Military Bank, 9.875%, 2/02/96 ..............................        397,377
    CS       10,000,000    Unilever CR, 4.11%, 11/28/95 .........................................        379,197
                                                                                                      -----------
                                 Total Corporate Bonds (Cost $873,907) ..........................        876,619
                                                                                                      -----------
                           U.S. Government Agency  15.5%
    US        1,700,000    Federal Home Loan Bank, 5.57% - 5.62%, with maturities to 12/26/95
                            (Cost $1,690,680) ...................................................      1,690,927
                                                                                                      -----------
                           Government Securities  66.6%
    DK        4,000,000    Denmark Treasury Bill, 6.65%, 1/02/96 ................................        725,449
    DD          635,000    Federal Republic of Germany, Bundesobl Series 94, 8.875%, 1/22/96 ....        455,844
    IT      820,000,000    Government of Italy, 7.73%, 12/29/95 .................................        507,890
    NL        3,000,000    Government of Netherland, 6.00%, 5/15/96 .............................      1,918,457
    ES       63,000,000    Government of Spain, 9.20%, 1/26/96 ..................................        504,900
    SE        3,000,000    Sweden Treasury Bill, 8.77%, 10/16/96 ................................        417,057
    US        2,735,000    U.S. Treasury Bills, 5.18% - 5.33%, with maturities to 11/24/95 ......      2,730,624
                                                                                                      -----------
                                 Total Government Securities (Cost $7,262,604) ..................      7,260,221
                                                                                                      -----------
                                 Total Short Term Investments (Cost $9,827,191) .................      9,827,767
                                                                                                      -----------
                                     Total Investments (Cost $10,543,326)  96.8% ................     10,557,255
                                     Other Assets and Liabilities, Net  3.2% ....................        344,931
                                                                                                      -----------
                                     Net Assets  100.0% .........................................    $10,902,186
                                                                                                      ===========

                           At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $10,543,326 was as follows:
                             Aggregate gross unrealized appreciation for all investments in which
                              there was an excess of value over tax cost ........................      $  31,777
                             Aggregate gross unrealized depreciation for all investments in which
                              there was an excess of tax cost over value ........................        (17,848)
                                                                                                      -----------
                             Net unrealized appreciation ........................................      $  13,929
                                                                                                      ===========


*Securities traded in currency of country indicated. See page 30 for country legend.
aCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity.
bFloating rate notes with an embedded put and/or call feature.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON GLOBAL TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995 (cont.)


COUNTRY LEGEND:
CS - Czech Republic
DD - Germany
DK - Denmark
ES - Spain
IT - Italy
JP - Japan
NL - Netherlands
NZ - New Zealand
SE - Sweden
SW - Switzerland
TH - Thailand
UK - United Kingdom
US - United States



    The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 1995

                                                             Franklin Templeton    Franklin         Franklin         Franklin
                                                                 German           Templeton         Templeton        Templeton
                                                               Government           Global             Hard          High Income
                                                                Bond Fund        Currency Fund     Currency Fund     Currency Fund
                                                               ----------          --------          ---------         --------
Assets:
 Investment in Securities:
  At identified cost ......................................    $20,597,985      $53,784,926        $134,399,756      $10,543,326
                                                               ==========          ========           =========         ========
  At value ................................................    $22,293,094      $54,589,761        $133,801,760      $10,557,255
 Foreign currencies (cost $785,704, and $19,561, respectively)     784,203               --              19,438               --
 Cash .....................................................          4,372        5,240,748                  --            4,122
 Receivables:
  Investment securities sold ..............................        444,570               --                  --          699,505
  Interest ................................................        614,313          268,742           1,301,243          107,312
  Capital shares sold .....................................         90,623           25,542           1,595,012              280
 Net unrealized gain on forward foreign currency contract (Note 2)   1,219          142,122                  --           36,962
 Unamortized organization cost (Note 3) ...................         16,622               --                  --               --
 Receivable from affiliates ...............................             --               --                  --               32
                                                               ----------          --------           ---------         --------
      Total assets ........................................     24,249,016       60,266,915         136,717,453       11,405,468
                                                               ----------          --------           ---------         --------
Liabilities:
 Payables:
  Investment securities purchased..........................             --               --                  --          418,349
  Capital shares repurchased ..............................         31,791          180,465             214,468           16,957
  Management fees..........................................         23,907           32,740              69,161            5,957
  Distribution fees........................................         23,142           52,576             202,713           11,276
  Shareholder servicing costs .............................            256            3,446               7,020            1,725
 Accrued expenses and other liabilities ...................         56,629           55,856              50,135           49,018
 Net unrealized loss on forward foreign currency contract (Note 2)      --               --             192,613               --
 U.S. cash overdraft.......................................             --               --           3,892,336               --
                                                               ----------          --------           ---------         --------
      Total liabilities....................................        135,725          325,083           4,628,446          503,282
                                                               ----------          --------           ---------         --------
Net assets, at value.......................................    $24,113,291      $59,941,832        $132,089,007      $10,902,186
                                                               ==========          ========           =========         ========
Net assets consists of:
 Undistributed net investment income.......................    $   660,762      $ 1,463,213        $  1,248,928      $   465,794
 Unrealized appreciation (depreciation) on investments and translation
 of assets and liabilities denominated in foreign currencies     1,702,069          943,490            (811,034)          51,492
 Undistributed net realized gain (loss) from investments and foreign
 currency transactions.....................................         42,080         (208,434)           (884,056)          12,939
 Capital shares............................................         16,850           43,841             100,897            9,434
 Additional paid-in capital................................     21,691,530       57,699,722         132,434,272       10,362,527
                                                               ----------          --------           ---------         --------
Net assets, at value.......................................    $24,113,291      $59,941,832        $132,089,007      $10,902,186
                                                               ==========          ========           =========         ========
Shares outstanding.........................................      1,685,047        4,384,058          10,089,744          943,387
                                                               ==========          ========           =========         ========
Net asset value per share..................................         $14.31           $13.67              $13.09           $11.56
                                                               ==========          ========           =========         ========
Maximum offering price.....................................         $14.75           $14.09              $13.49           $11.92
                                                               ==========          ========           =========         ========
Representative computation (Franklin Templeton German Government
 Bond Fund) of net asset value and offering price per share:
Net asset value and redemption price per share
 ($24,113,291/1,685,047)...................................         $14.31
                                                               ==========
Maximum offering price (100/97 of $14.31)..................         $14.75
                                                               ==========


                             The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETONGLOBALTRUST  Financial Statements (cont.)

Statements of Operations
for the year ended October 31, 1995

                                                            Franklin Templeton
                                                                 German             Franklin          Franklin    Franklin Templeton
                                                               Government       Templeton Global   Templeton Hard     High Income
                                                               Bond Fund          Currency Fund    Currency Fund     Currency Fund
                                                               ----------          ----------        ---------        ----------
Investment income: (net of $0, $31,930, $0, and
 $0 foreign taxes withheld)
  Interest.............................................       $1,143,626          $ 3,668,754      $ 5,707,034        $ 868,870
                                                              ----------           ----------        ---------       ----------
Expenses:
 Management fees (Note 7)..............................           97,759              379,524          634,188           82,819
 Distribution fees (Note 7)............................           32,842              132,583          349,101           34,722
 Shareholder servicing costs...........................           10,320               22,500           46,000            9,250
 Custody fees..........................................            1,000                1,000            2,000            1,000
 Audit fees............................................           12,750                8,800            8,500           14,500
 Registration fees and insurance.......................           18,850                   --           31,636            1,500
 Reports to shareholders...............................           29,000               16,100           34,500           25,800
 Amortization of organization cost (Note 3)............            8,324                   --               --               --
 Professional fees.....................................            3,500                4,000            3,000            2,500
 Trustees' fees and expenses...........................           13,500               11,500           15,500           11,500
 Other.................................................            1,175                  831            4,434              914
 Payments from Manager (Note 7)........................           (6,337)                  --               --          (25,007)
                                                              ----------           ----------        ---------       ----------
      Total expenses...................................          222,683              576,838        1,128,859          159,498
                                                              ----------           ----------        ---------       ----------
      Net investment income............................          920,943            3,091,916        4,578,175          709,372
                                                              ----------           ----------        ---------       ----------
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments..........................................          650,137            3,146,757          471,347          485,601
  Foreign currency transactions........................           63,193           (1,063,701)         741,133          104,511
                                                              ----------           ----------        ---------       ----------
                                                                 713,330            2,083,056        1,212,480          590,112
                                                              ----------           ----------        ---------       ----------
 Net unrealized appreciation (depreciation) on:
 Investments ..........................................        1,066,681           (2,301,211)      (1,112,514)        (337,132)
 Foreign currency translation of other
  assets and liabilities...............................           (7,167)             290,366         (620,301)          16,760
                                                              ----------           ----------        ---------       ----------
                                                               1,059,514           (2,010,845)      (1,732,815)        (320,372)
                                                              ----------           ----------        ---------       ----------
Net realized and unrealized gain (loss)................        1,772,844               72,211         (520,335)         269,740
                                                              ----------           ----------        ---------       ----------
Net increase in net assets resulting from operations...       $2,693,787          $ 3,164,127      $ 4,057,840        $ 979,112
                                                              ==========           ==========        =========       ==========


                             The accompanying notes are an integral part of these financial statements.


FRANKLIN TEMPLETON GLOBAL TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets



                                                                Franklin Templeton                      Franklin Templeton
                                                            German Government Bond Fund                Global Currency Fund
                                                       -----------------------------------     -----------------------------------
                                                         Year ended       Six months ended       Year ended       Six months ended
                                                       October 31, 1995   October 31, 1994     October 31, 1995   October 31, 1994
                                                         ----------          ----------          ----------          ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income................................   $ 920,943           $ 416,205         $ 3,091,916           $ 946,987
  Net realized gain from investments and foreign
   currency transactions...............................     713,330             367,990           2,083,056             168,703
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and liabilities
 denominated in foreign currencies.....................   1,059,514             570,451          (2,010,845)          1,038,648
                                                         ----------          ----------          ----------          ----------
      Net increase in net assets resulting from
 operations............................................   2,693,787           1,354,646           3,164,127           2,154,338
Distributions to shareholders from undistributed net
 investment income.....................................  (1,355,870)           (359,756)         (5,196,532)         (1,051,089)
Increase (decrease) in net assets from capital share
 transactions (Note 4).................................   9,539,172          (1,099,738)          5,876,339           3,455,295
                                                         ----------          ----------          ----------          ----------
      Net increase (decrease) in net assets............  10,877,089            (104,848)          3,843,934           4,558,544
Net assets:
 Beginning of year.....................................  13,236,202          13,341,050          56,097,898          51,539,354
                                                         ----------          ----------          ----------          ----------
 End of year........................................... $24,113,291         $13,236,202         $59,941,832         $56,097,898
                                                         ==========          ==========          ==========          ==========
Accumulated undistributed net investment income (loss) included in net assets:
  Beginning of year....................................    $ 56,449                  --         $ 1,263,410                  --
                                                         ==========         ==========           ==========          ==========
  End of year.......................................... $   660,762           $ 56,449          $ 1,463,213         $ 1,263,410
                                                         ==========         ==========           ==========          ==========


                             The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON GLOBAL TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)



                                                                Franklin Templeton                      Franklin Templeton
                                                                Hard Currency Fund                   High Income Currency Fund
                                                       -----------------------------------     -----------------------------------
                                                         Year ended       Six months ended       Year ended       Six months ended
                                                       October 31, 1995   October 31, 1994     October 31, 1995   October 31, 1994
                                                         ----------          ----------          ----------          ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income...............................   $ 4,578,175        $ 1,047,942           $ 709,372          $ 474,320
  Net realized gain from investments and foreign
 currency transactions................................     1,212,480          4,083,196             590,112            308,224
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and liabilities
 denominated in foreign currencies....................    (1,732,815)           (81,683)           (320,372)           144,770
                                                          ----------         ----------          ----------         ----------
      Net increase in net assets resulting from
 operations...........................................     4,057,840          5,049,455             979,112            927,314
Distributions to shareholders from undistributed net
 investment income....................................    (9,027,253)        (1,021,165)         (1,147,936)          (472,638)
Increase (decrease) in net assets from capital share
 transactions (Note 4)................................    75,829,921         21,461,411          (5,807,267)          (282,293)
                                                          ----------         ----------          ----------         ----------
      Net increase (decrease) in net assets...........    70,860,508         25,489,701          (5,976,091)           172,383
Net assets:
 Beginning of year....................................    61,228,499         35,738,798          16,878,277         16,705,894
                                                          ----------         ----------          ----------         ----------
 End of year..........................................  $132,089,007        $61,228,499         $10,902,186        $16,878,277
                                                          ==========         ==========          ==========         ==========
Accumulated undistributed net investment income (loss) included in net assets:
  Beginning of year...................................    $ (180,084)                --            $ 18,961                 --
                                                          ==========         ==========          ==========         ==========
  End of year......................................... $   1,248,928         $ (180,084)         $  465,794           $ 18,961
                                                          ==========         ==========          ==========         ==========


                             The accompanying notes are an integral part of these financial statements.



FRANKLIN TEMPLETON GLOBAL TRUST

Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (the Trust), (prior to November 15, 1993, the Huntington Funds) is an open-end management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended. The Trust currently has four separate non-diversified funds (the Funds) in operation consisting of: Franklin Templeton German Government Bond Fund (the German Bond
Fund), Franklin Templeton Global Currency Fund (the Global Currency Fund), Franklin Templeton Hard Currency Fund (the Hard Currency Fund), and Franklin Templeton High Income Currency Fund (the High Income Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate Investment portfolio.

Effective May 1, 1994, the Funds changed their fiscal year end from April 30 to October 31.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation: Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Franklin Advisers, Inc. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Trustees.

The fair values of securities restricted as to resale, if any, are determined following procedures established by the Board of Trustees.

B. Income Taxes: The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

C. Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

Net realized capital gains or losses differ for financial statement and tax purposes primarily due to differing treatments of wash sale and realized gain or loss on foreign currency transactions.



Notes to Financial Statements (cont.)


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

D. Investment Income, Expenses and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount, if any, are amortized as required by the Internal Revenue Code.

Distributions from undistributed net investment income, and net realized capital gains from security transactions, to the extent they exceed available capital loss carryovers, are generally made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Internal Revenue Code.

Net investment income differs for financial statement and tax purposes primarily
due  to  differing   treatments  of  realized   gain/loss  on  foreign  currency
transactions.

E. Expense Allocation: Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

F. Foreign Currency Translation: The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the period, resulting from changes in exchange rates.


2. FORWARD FOREIGN CURRENCY CONTRACTS

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Funds may enter into forward contracts with the objective of minimizing the risk to the Funds from adverse changes in the relationship between currencies or to enhance Fund value. The Funds may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest pay-ments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

Any gain or loss realized from a forward currency contract is recorded as a realized gain or loss from investments. See the accompanying Statement of Operations for the Funds' total realized gains or losses from investments for the year ended October 31, 1995.

The Funds segregated sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Funds could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.



2. FORWARD FOREIGN CURRENCY CONTRACTS (cont.)

As of October 31, 1995, the German Government Bond Fund had the following forward foreign currency contracts outstanding:

                                                                In                            Unrealized
                       Contracts to Buy                    Exchange for  Settlement Date      Gain (Loss)
               --------------------------------              ---------     ----------          --------

            1,384,045   Deutschemark................   U.S. $   984,000     11/30/95     U.S. $   1,219
                                                             =========                         ========

As of October 31, 1995, the Global Currency Fund had the following forward foreign currency contracts outstanding:

                                                                In                            Unrealized
                       Contracts to Buy                    Exchange for  Settlement Date      Gain (Loss)
               --------------------------------              ---------     ----------          --------
         600,000,000    Japanese yen................   U.S. $ 5,942,359     11/06/95     U.S. $ (68,454)
         600,000,000    Japanese yen................          6,001,500     11/06/95           (127,595)
           19,800,000   Deutschemark................         13,921,799     11/24/95            168,340
            8,870,000   Australian dollars..........          6,636,978     11/27/95            110,707
            4,000,000   Australian dollars..........          2,983,800     11/27/95             59,124
                                                             ---------                         --------
                                                       U.S. $35,486,436                  U.S. $ 142,122
                                                             =========                         ========

As of October 31, 1995, the Hard Currency Fund had the following forward foreign currency contracts outstanding:

                                                                In                            Unrealized
                       Contracts to Buy                    Exchange for  Settlement Date      Gain (Loss)
               --------------------------------              ---------     ----------          --------
            39,400,000   Swiss francs...............   U.S. $34,274,281     11/16/95     U.S. $ 474,522
            12,060,000   New Zealand dollars........          7,963,218     11/16/95            (10,465)
         2,400,000,000   Japanese yen...............         23,976,024     11/20/95           (427,527)
             2,700,000   Deutschemark...............          1,950,163     11/27/95            (28,487)
            19,500,000   Deutschemark...............         14,079,422     11/27/95           (200,656)
                                                             ---------                         --------
                                                       U.S. $82,243,108                  U.S. $(192,613)
                                                             =========                         ========

As of October 31, 1995, the High Income Fund had the following forward foreign currency contracts outstanding:
                                                                In                            Unrealized
                       Contracts to Buy                    Exchange for  Settlement Date      Gain (Loss)
               --------------------------------              ---------     ----------          --------
             5,240,000   French francs..............   U.S.$  1,056,154     11/06/95    U.S. $   16,707
             2,200,000   New Zealand dollars........          1,452,660     11/16/95             (1,909)
             1,330,000   Australian dollars.........            995,172     11/27/95             16,600
             1,270,000   Australian dollars.........            960,564     11/27/95              5,564
                                                             ---------                         --------
                                                       U.S. $ 4,464,550                   U.S. $ 36,962
                                                             =========                         ========


3. UNAMORTIZED ORGANIZATION COSTS

The organization costs of the Funds are amortized on a straight line basis over a period of five years from the effective date of registration under the Securities Act of 1933 for each Fund. In the event the initial shareholder or its transferee redeems its shares within the five-year period, the pro-rata share of the then-unamortized deferred organization costs will be deducted from the redemption price paid to such shareholder. New investors purchasing shares of the Funds subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.


4. TRUST SHARES

At October 31, 1995 there were an unlimited number of $.01 par value shares authorized. Transactions in each of the Fund's shares for the year ended October
31, 1995 and the six months ended October 31, 1994 were as follows:

                                                                 Franklin Templeton German       Franklin Templeton
                                                                   Government Bond Fund         Global Currency Fund
                                                                   --------------------         --------------------
                                                                   Shares        Amount         Shares        Amount
                                                                   --------      ---------      --------      ---------
Year Ended October 31, 1995
 Shares sold................................................      1,715,926   $ 23,740,110     1,387,801    $ 19,437,877
 Shares issued in reinvestment of distributions.............         80,172      1,043,651       322,443       4,365,414
 Shares redeemed............................................     (1,109,204)   (15,244,589)   (1,293,014)    (17,926,952)
                                                                   --------     ----------      --------      ----------
      Net increase..........................................        686,894   $  9,539,172       417,230    $  5,876,339
                                                                   ========     ==========      ========      ==========
Six Months Ended October 31, 1994
 Shares sold................................................        285,392    $ 3,695,651       778,474     $10,896,522
 Shares issued in reinvestment of distributions.............         21,249        273,677        60,640         847,934
 Shares redeemed............................................       (393,668)    (5,069,066)     (592,991)     (8,289,161)
                                                                   --------     ----------      --------      ----------
      Net increase (decrease)...............................        (87,027)   $(1,099,738)      246,123     $ 3,455,295
                                                                   ========     ==========      ========      ==========

                                                                 Franklin Templeton              Franklin Templeton
                                                                   Hard Currency              High Income Currency Fund
                                                                 ---------------------        -------------------------
                                                                   Shares       Amount          Shares          Amount
                                                                   --------     ----------      --------      ----------
Year Ended October 31, 1995
 Shares sold................................................     10,970,103   $146,986,739       158,620     $ 1,797,529
 Shares issued in reinvestment of distributions.............        547,399      6,980,135        66,310         738,551
 Shares redeemed............................................     (5,816,955)   (78,136,953)     (737,848)     (8,343,347)
                                                                   --------     ----------      --------      ----------
      Net increase (decrease)...............................      5,700,547   $ 75,829,921      (512,918)   $ (5,807,267)
                                                                   ========     ==========      ========       =========
Six Months Ended October 31, 1994
 Shares sold................................................      3,949,459   $ 52,809,249       285,182     $ 3,231,161
 Shares issued in reinvestment of distributions.............         62,920        850,048        26,592         302,633
 Shares redeemed............................................     (2,383,635)   (32,197,886)     (335,876)     (3,816,087)
                                                                   --------     ----------      --------      ----------
      Net increase (decrease)...............................      1,628,744   $ 21,461,411       (24,102)   $   (282,293)
                                                                   ========     ==========      ========       =========

5. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1995, for tax purposes, the Funds had capital loss carryovers as follows:

                                        Franklin Templeton                                                Franklin Templeton
                                         German Government    Franklin Templeton    Franklin Templeton       High Income
                                             Bond Fund       Global Currency Fund   Hard Currency Fund      Currency Fund
                                           -------------        --------------         -------------        ------------
Capital loss carryovers expiring in:
 2001..................................         --                $  35,182              $301,642                --
 2002..................................         --                    --                      271                --
 2003..................................         --                  173,253               582,143                --
                                           -------------       --------------          -------------        ------------
                                                --                 $208,435              $884,056                --
                                           =============       ==============          =============        ============

6. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1995, were as follows:

                                        Franklin Templeton                                                 Franklin Templeton
                                         German Government    Franklin Templeton    Franklin Templeton       High Income
                                             Bond Fund       Global Currency Fund   Hard Currency Fund      Currency Fund
                                           -------------        --------------         -------------        ------------
Purchases..............................      $18,785,781          $ 6,559,590            $2,790,138           $1,494,543
                                           =============       ==============         =============         ============
Sales..................................      $10,943,911          $15,395,859            $5,329,779           $1,521,532
                                           =============       ==============         =============         ============



7. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc. ("Manager"), under the terms of an agreement, provides investment advice, administrative services, office space and facilities to each Fund and receives fees computed monthly based on the average daily net assets at an annualized rate of .65 of 1% for the Global Currency Fund, the Hard Currency
Fund,  and the High Income Fund,  and .55 of 1% for the German  Government  Bond
Fund. Under a subadvisory agreement, Templeton Investment Counsel, Inc. ("TICI" or the "Subadviser"), an indirect subsidiary of Templeton Worldwide, Inc., which is a direct, wholly-owned subsidiary of Franklin Resources, Inc. ("Resources") receives from the Manager a fee equal to an annual rate of .25 of 1% of the value of the average daily net assets of the Funds, payable monthly.

The terms of the agreements provide that aggregate annual expenses of the Trust be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Trust's shares are registered. The Trust's expenses did not exceed these limitations; however, for the year ended October 31, 1995, Franklin Advisers, Inc. agreed in advance to waive $31,344 of the managements fees as indicated below:

                                        Franklin Templeton                                                 Franklin Templeton
                                         German Government    Franklin Templeton    Franklin Templeton       High Income
                                             Bond Fund       Global Currency Fund   Hard Currency Fund      Currency Fund
                                           -------------        --------------      -------------           ------------

Fees waived............................         $  6,337                   --                  --                $25,007
                                           =============       ==============       =============           ============

7. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

In its capacity as underwriter for the shares of the Trust,  Franklin  Templeton
Distributors,  Inc.  receives  commissions  on  sales  of  the  Trust's  shares.
Commissions received by Franklin Templeton Distributors, Inc. and the amounts which were subsequently paid to other dealers for the period November 1, 1994 to October 31, 1995 were as follows:

                                        Franklin Templeton                                                 Franklin Templeton
                                         German Government    Franklin Templeton    Franklin Templeton       High Income
                                             Bond Fund       Global Currency Fund   Hard Currency Fund      Currency Fund
                                           -------------        --------------         -------------        ------------
Total commissions received.............         $256,910             $142,677          $1,598,530                $24,176
                                           =============       ==============       =============           ============
Paid to other dealers..................         $228,348             $125,972          $1,418,414                $21,402
                                           =============       ==============       =============           ============


Under the terms of a distribution agreement pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Global Currency Fund, the Hard Currency Fund, and the High Income Fund will reimburse Franklin Templeton Distributors, Inc., in an amount up to 0.45% per annum of the average daily net assets of each Fund and the German Bond Fund will reimburse Franklin Templeton Distributors,
Inc., in amount up to 0.25% per annum of the average daily net assets of the Fund for the cost incurred in the promotion, offering and marketing of the Funds' shares. Fees incurred by the German Bond Fund, Global Currency Fund, Hard Currency Fund, and High Income Fund under the agreement aggregated $32,842, $132,583, $349,101, and $34,722, respectively, for the year ended October 31, 1995. Under the terms of a shareholder servicing agreement with Franklin Templeton Investor Services, Inc., the Trust pays costs on a per shareholder account basis. Shareholder servicing costs incurred for the year ended October 31, 1995 aggregated $88,070. Certain officers and trustees of the Trust are also officers and/or directors of Franklin Templeton Distributors, Inc., Franklin Advisers, Inc., Templeton Worldwide, Inc. and Franklin Templeton Investor Services, Inc., all wholly-owned subsidiaries of Franklin Resources, Inc.

8. CREDIT RISK

Although each of the Funds has a non-diversified investment portfolio, there are certain credit risks, foreign currency exchange risk, or event risk due to the manner in which the Funds are invested, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors, as follows:

       The Global Currency Fund has investments in excess of 10% of net assets in debt securities denominated in German deutschmarks.

       The Hard Currency Fund has investments in excess of 10% of net assets in debt securities denominated in German deutschemarks. The High Income Fund has investments in excess of 10% of net assets in debt securities denominated in Dutch guilders.

Although the German Bond Fund has a non-diversified investment portfolio, most of its investments are in the securities of issuers in the country of Germany. Such concentration may subject the Fund to economic changes and/or foreign exchange fluctuations between the U.S. dollar and German deutschemark occurring within that country.

9. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest oustanding throughout each year, by Fund are as follows:


                        Per Share Operating Performance                              Ratios/Supplemental Data
                -----------------------------------------------------               --------------------------
                                                                                                                   Ratio
                                          Distri-                                                                  of Net
       Net               Net       Total  butions  Distri- Distri-            Net              Net      Ratio of   Invest-
      Asset     Net    Realized &  From   From Net butions butions           Asset            Assets    Expenses    ment
      Value at Invest- Unrealized Invest- Invest-  From    From      Total   Value           at End   to Average Income to Portfolio
Year  Beginning ment   Gain        ment    ment    Capital Return of Distri- at End  Total    of Year  Net Assets  Average  Turnover
Ended of Year  Income (Loss)  Operations Income   Gains Capital+++  butions of Year Return++ (in 000's)(See Note 7)**Net Assets Rate
Apr.30
------------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton German Government Bond Fund
19931,3 $12.50  $0.27  $ 0.56   $ 0.83  $(0.25)   $ --     $ --   $(0.25)  $13.08    6.15%   $10,738     0.87%*     6.06%*  190.89%*
1994     13.08   0.78   (0.72)    0.06   (0.39)  (0.06)   (0.40)   (0.85)   12.29    0.64     13,341     1.00       4.74    185.66
19944    12.29   0.41    0.92     1.33   (0.36)     --       --    (0.36)   13.26   10.92     13,236     1.04*      6.37*   301.60*
19955    13.26   1.53    0.71     2.24   (1.19)     --       --    (1.19)   14.31   18.28     24,113     1.25       5.17     67.77
Franklin Templeton Global Currency Fund
19903    13.71   0.97    0.07     1.04   (0.99)  (0.10)      --    (1.09)   13.66    8.19     71,615     2.09       7.16        --
19913    13.66   1.07    0.57     1.64   (1.07)     --       --    (1.07)   14.23   12.21     72,186     1.82       7.36        --
19923    14.23   0.80   (0.22)    0.58   (0.80)     --       --    (0.80)   14.01    4.29     63,589     1.82       5.77        --
19933    14.01   0.67    1.01     1.68   (0.69)  (1.04)      --    (1.73)   13.96   13.28     62,355     1.67       4.64     10.39
1994     13.96   0.57   (0.11)    0.46   (0.57)     --       --    (0.57)   13.85    3.41     51,539     1.41       2.78     37.16
19944    13.85   0.25    0.32     0.57   (0.28)     --       --    (0.28)   14.14    4.14     56,098     1.04*      3.55*    50.82*
19955    14.14   1.29   (0.49)    0.80   (1.27)     --       --    (1.27)   13.67    6.05     59,942     0.99       5.29     46.05
Franklin Templeton Hard Currency Fund
19902,3  12.50   0.42    0.69     1.11   (0.35)  (0.08)      --    (0.43)   13.18    8.88     26,280     1.65*      6.21*       --
19913    13.18   0.92    0.64     1.56   (0.95)  (0.96)      --    (1.91)   12.83   11.04     33,599     1.66       6.46        --
19923    12.83   0.77    0.28     1.05   (0.76)     --       --    (0.76)   13.12    8.40     31,757     1.86       5.85        --
19933    13.12   0.71    1.20     1.91   (0.69)  (1.34)      --    (2.03)   13.00   17.11     49,569     1.75       5.23      4.88
1994     13.00   0.50   (0.05)    0.45   (0.13)     --    (0.37)   (0.50)   12.95    3.62     35,739     1.47       3.83        --
19944    12.95   0.26    0.99     1.26   (0.25)     --       --    (0.25)   13.95    9.74     61,228     1.05*      3.80*    55.91*
19955    13.95   1.84   (1.02)    0.82   (1.68)     --       --    (1.68)   13.09    6.68    132,089     1.15       4.68     15.72
Franklin Templeton High Income Currency Fund
19902,3  12.50   0.73    0.24     0.97   (0.62)  (0.01)      --    (0.63)   12.84    7.82     11,808     1.73*     11.01*       --
19913    12.84   1.34    0.43     1.77   (1.38)  (0.31)      --    (1.69)   12.92   14.09     52,364     1.59       9.85        --
19923    12.92   1.09   (0.03)    1.06   (1.08)     --       --    (1.08)   12.90    8.51     46,575     1.83       8.38        --
19933    12.90   0.90   (0.40)    0.50   (0.94)  (0.33)      --    (1.27)   12.13    4.49     32,341     1.81       6.86        --
1994     12.13   0.59   (0.85)   (0.26)     --      --    (0.59)   (0.59)   11.28   (2.03)    16,706     1.59       4.80        --
19944    11.28   0.31    0.31     0.62   (0.31)     --       --    (0.31)   11.59    5.60     16,878     1.04*      5.44* 1,588.38*
19955    11.59   1.47   (0.51)    0.96   (0.99)     --       --    (0.99)   11.56    8.90     10,902     1.25       5.56    115.05

1For the period December 31, 1992 (effective date of registration) to April 30, 1993.
2For the period November 17, 1989 (effective date of registration) to April 30, 1990.
3Financial  Highlights  for periods ended April 30, 1994,  October 31, 1994, and
October 31, 1995 have been audited by Coopers & Lybrand.  All other periods were audited by other independent auditors whose opinions are not included herein.
4Six months ended October 31, 1994.
5For the year ended October 31, 1995.
+Selected  data for a share of beneficial  interest  outstanding  throughout the period indicated.
++Total  return  measures the change in value of an investment  over the periods indicated. It does not include the maximum 3.0% initial sales charge and assumes reinvestment of dividends and capital gains at net asset value.
+++Certain distributions have been reclassed to conform with SOP 93-2.
*Annualized.



9. FINANCIAL HIGHLIGHTS (cont.)

The investment manager reduced management fees and reimbursed other expenses incurred by the Funds in the Trust. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                                                                Ratio of Expenses to
                                                                                Average Net Assets
                                                                                --------------------

                     Franklin Templeton German Government Bond Fund
                      19931.....................................................     1.73%*
                      1994......................................................     1.83
                      19944.....................................................     1.77*
                      19955.....................................................     1.29
                     Franklin Templeton Global Currency Fund
                      1994......................................................     1.61
                      19944.....................................................     1.12*
                     Franklin Templeton Hard Currency Fund
                      1994......................................................     1.71
                      19944.....................................................     1.28*
                     Franklin Templeton High Income Currency Fund
                      19902.....................................................     2.04
                      1994......................................................     1.82
                      19944.....................................................     1.45*
                      19955.....................................................     1.45



FRANKLIN TEMPLETON GLOBAL TRUST

Report of Independent Accountants


To the Shareholders and Board of Trustees of Franklin Templeton Global Trust:

We have audited the accompanying statements of assets and liabilities of the various funds comprising the Franklin Templeton Global Trust, including each Fund's statement of investments in securities and net assets, as of October 31, 1995, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended October 31, 1995 and six months ended October 31, 1994 and financial highlights for the year ended April 30, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Trust for the periods ending prior to May 1, 1993 were audited by other auditors, whose report, dated June 11, 1993, expressed an unqualified opinion on such financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the various funds comprising the Franklin Templeton Global Trust as of October 31, 1995, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for the year ended October 31, 1995 and the six months ended October 31, 1994 and financial highlights for the year ended April 30, 1994, in conformity with generally accepted accounting principles.

                            COOPERS & LYBRAND L.L.P.


Boston, Massachusetts
November 30, 1995





To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


Franklin Templeton Global Trust

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)



GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities breakdown by asset allocation as a percentage of the fund's total net assets.

Franklin Templeton German Government Bond Fund

Asset-Type Breakdown on 10/31/95
German State Government Bonds                         39.8%
Foreign (Non-German) Government Euromark Bonds        20.9%
German Federal Government Bonds                       19.0%
German Government Agency Bonds                         8.3%
Short-Term Obligations & Other Net Assets             12.0%


GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of Franklin Templeton German Government Bond Fund to that of the Salomon Brothers German Government Bond Index, based on a $10,000 investment from 12/31/92 to 10/31/95.

Period Ending           Fund                    Index
1/1/93                   $10000
1/1/93                   $9697                    $10000
1/31/93                  $9829                    $10182
2/28/93                  $9816                    $10220
3/31/93                  $10176                   $10509
4/30/93                  $10293                   $10679
5/31/93                  $10302                   $10707
6/30/93                  $9770                    $10085
7/31/93                  $9665                    $10009
8/31/93                  $10195                   $10562
9/30/93                  $10566                   $10938
10/31/93                 $10376                   $10827
11/30/93                 $10275                   $10664
12/31/93                 $10236                   $10672
1/31/94                  $10248                   $10633
2/28/94                  $10209                   $10673
3/31/94                  $10363                   $10925
4/30/94                  $10359                   $10960
5/31/94                  $10413                   $10949
6/30/94                  $10887                   $11296
7/31/94                  $10980                   $11496
8/31/94                  $10980                   $11458
9/30/94                  $11075                   $11557
10/31/94                 $11490                   $11959
11/30/94                 $11136                   $11660
12/31/94                 $11218                   $11738
1/31/95                  $11571                   $12193
2/28/95                  $12127                   $12740
3/31/95                  $13079                   $13900
4/30/95                  $13115                   $13941
5/31/95                  $13122                   $13941
6/30/95                  $13316                   $14098
7/31/95                  $13448                   $14349
8/31/95                  $12802                   $13632
9/30/95                  $13237                   $14988
10/31/95                 $13589                   $13957


GRAPHIC MATERIAL (3)

This chart shows in pie chart format the fund's securities breakdown by asset allocation as a percentage of the fund's total net assets.

Franklin Templeton Global Currency Fund
Asset-Type Breakdown on 10/31/95

German Mark                                     39.8%
U.S. Dollar                                     24.2%
Japanese Yen                                    19.9%
Australian Dollar                               16.1%


GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of Franklin Templeton Global Currency to that of Salomon Brothers World Money Market Index, based on a $10,000 investment from 6/27/86 to 10/31/95.

Period Ending           Fund                    Index
7/1/86                   $10000
7/1/86                   $9697                    $10000
7/31/86                  $9690                    $10354
8/31/86                  $9798                    $10532
9/30/86                  $9868                    $10544
10/31/86                 $9643                    $10360
11/30/86                 $9984                    $10691
12/31/86                 $10238                   $10956
1/31/87                  $10523                   $11380
2/28/87                  $10610                   $11496
3/31/87                  $10903                   $11805
4/30/87                  $11127                   $12006
5/31/87                  $10927                   $11874
6/30/87                  $10919                   $11905
7/31/87                  $10805                   $11804
8/31/87                  $11081                   $12136
9/30/87                  $10978                   $12048
10/31/87                 $11451                   $12691
11/30/87                 $12013                   $13302
12/31/87                 $12558                   $13899
1/31/88                  $12044                   $13344
2/29/88                  $12105                   $13360
3/31/88                  $12434                   $13749
4/30/88                  $12422                   $13706
5/31/88                  $12358                   $13523
6/30/88                  $11968                   $13081
7/31/88                  $11918                   $12927
8/31/88                  $12036                   $12869
9/30/88                  $12096                   $13025
10/31/88                 $12584                   $13573
11/30/88                 $12975                   $14081
12/31/88                 $12832                   $13888
1/31/89                  $12616                   $13456
2/28/89                  $12621                   $13758
3/31/89                  $12551                   $13443
4/30/89                  $12639                   $13565
5/31/89                  $12370                   $13108
6/30/89                  $12514                   $13278
7/31/89                  $12792                   $13912
8/31/89                  $12571                   $13469
9/30/89                  $12667                   $14009
10/31/89                 $12767                   $14145
11/30/89                 $13020                   $14445
12/31/89                 $13369                   $14939
1/31/90                  $13484                   $15208
2/28/90                  $13470                   $15193
3/31/90                  $13531                   $15237
4/30/90                  $13674                   $15478
5/31/90                  $13841                   $15683
6/30/90                  $14018                   $16052
7/31/90                  $14422                   $16814
8/31/90                  $14627                   $17122
9/30/90                  $14864                   $17388
10/31/90                 $15346                   $17994
11/30/90                 $15362                   $18154
12/31/90                 $15300                   $18298
1/31/91                  $15535                   $18644
2/28/91                  $15563                   $18379
3/31/91                  $15240                   $17227
4/30/91                  $15344                   $17416
5/31/91                  $15305                   $17322
6/30/91                  $15175                   $17041
7/31/91                  $15487                   $17498
8/31/91                  $15350                   $17631
9/30/91                  $15554                   $18388
10/31/91                 $15571                   $18485
11/30/91                 $15805                   $18895
12/31/91                 $16463                   $19842
1/31/92                  $16010                   $19286
2/29/92                  $15837                   $19047
3/31/92                  $15836                   $19038
4/30/92                  $16003                   $19184
5/31/92                  $16445                   $19748
6/30/92                  $17073                   $20574
7/31/92                  $17338                   $21096
8/31/92                  $17675                   $21951
9/30/92                  $17743                   $21655
10/31/92                 $17228                   $20513
11/30/92                 $17097                   $20101
12/31/92                 $17062                   $20027
1/31/93                  $17122                   $20127
2/28/93                  $17452                   $20076
3/31/93                  $17813                   $20641
4/30/93                  $18128                   $21155
5/31/93                  $18371                   $21368
6/30/93                  $18081                   $20595
7/31/93                  $18187                   $20510
8/31/93                  $18311                   $20867
9/30/93                  $18317                   $21222
10/31/93                 $18123                   $20957
11/30/93                 $18090                   $20816
12/31/93                 $18090                   $20841
1/31/94                  $18536                   $21014
2/28/94                  $18675                   $21369
3/31/94                  $18602                   $21628
4/30/94                  $18746                   $21861
5/31/94                  $18986                   $21931
6/30/94                  $19200                   $22644
7/31/94                  $19046                   $22687
8/31/94                  $19137                   $22882
9/30/94                  $19243                   $23404
10/31/94                 $19523                   $23947
11/30/94                 $19375                   $23291
12/31/94                 $19551                   $23456
1/31/95                  $19634                   $23850
2/28/95                  $19941                   $24404
3/31/95                  $20927                   $25926
4/30/95                  $21052                   $26002
5/31/95                  $21005                   $25783
6/30/95                  $21212                   $26139
7/31/95                  $21047                   $26233
8/31/95                  $20431                   $25244
9/30/95                  $20516                   $25830
10/31/95                 $20704                   $25918


GRAPHIC MATERIAL (5)

This chart shows in pie chart format the fund's securities breakdown by asset allocation as a percentage of the fund's total net assets.

Franklin Templeton Hard Currency Fund
Asset-Type Breakdown on 10/31/95

German Mark                                     35.4%
Swiss Franc                                     28.3%
Japanese Yen                                    22.1%
New Zealand Dollar                              11.4%
U.S. Dollar                                     2.8%


GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of Franklin Templeton Hard Currency Fund to that of the Salomon Brothers World Money Market Index, based on a $10,000 investment from 11/17/89 to 10/31/95.

Period Ending           Fund                    Index
12/1/89                  $10000
12/1/89                  $9697                    $10000
12/31/89                 $10197                   $10342
1/31/90                  $10325                   $10528
2/28/90                  $10234                   $10518
3/31/90                  $10176                   $10548
4/30/90                  $10318                   $10715
5/31/90                  $10437                   $10857
6/30/90                  $10641                   $11112
7/31/90                  $11204                   $11640
8/31/90                  $11374                   $11853
9/30/90                  $11612                   $12037
10/31/90                 $12171                   $12457
11/30/90                 $12247                   $12568
12/31/90                 $12256                   $12667
1/31/91                  $12564                   $12907
2/28/91                  $12347                   $12723
3/31/91                  $11296                   $11926
4/30/91                  $11457                   $12057
5/31/91                  $11276                   $11992
6/30/91                  $10998                   $11797
7/31/91                  $11388                   $12114
8/31/91                  $11485                   $12206
9/30/91                  $12057                   $12729
10/31/91                 $12096                   $12797
11/30/91                 $12467                   $13081
12/31/91                 $13270                   $13736
1/31/92                  $12619                   $13352
2/29/92                  $12375                   $13186
3/31/92                  $12340                   $13179
4/30/92                  $12419                   $13281
5/31/92                  $12965                   $13671
6/30/92                  $13620                   $14243
7/31/92                  $13929                   $14605
8/31/92                  $14566                   $15196
9/30/92                  $14824                   $14991
10/31/92                 $13972                   $14201
11/30/92                 $13695                   $13916
12/31/92                 $13568                   $13864
1/31/93                  $13690                   $13933
2/28/93                  $13850                   $13899
3/31/93                  $14207                   $14289
4/30/93                  $14544                   $14645
5/31/93                  $14605                   $14793
6/30/93                  $14164                   $14257
7/31/93                  $14197                   $14199
8/31/93                  $14221                   $14446
9/30/93                  $14313                   $14691
10/31/93                 $14122                   $14508
11/30/93                 $14060                   $14411
12/31/93                 $14199                   $14428
1/31/94                  $14568                   $14548
2/28/94                  $14858                   $14794
3/31/94                  $14852                   $14973
4/30/94                  $15070                   $15134
5/31/94                  $15147                   $15183
6/30/94                  $15693                   $15676
7/31/94                  $15672                   $15706
8/31/94                  $15781                   $15841
9/30/94                  $16150                   $16202
10/31/94                 $16538                   $16578
11/30/94                 $16153                   $16124
12/31/94                 $16343                   $16238
1/31/95                  $16547                   $16511
2/28/95                  $17013                   $16894
3/31/95                  $18250                   $17948
4/30/95                  $18300                   $18000
5/31/95                  $18116                   $17849
6/30/95                  $18370                   $18095
7/31/95                  $18214                   $18161
8/31/95                  $17125                   $17476
9/30/95                  $17534                   $17881
10/31/95                 $17646                   $17942


GRAPHIC MATERIAL (7)

This chart shows in pie chart format the fund's securities breakdown by asset allocation as a percentage of the fund's total net assets.


Franklin Templeton High Income Currency Fund
Asset-Type Breakdown on 10/31/95

Australian Dollar                                    17.9%
German Mark                                           4.2%
Spanish Peseta                                        4.6%
Czech Koruna                                          3.5%
Italian Lira                                          4.7%
British Pound                                         6.7%
Thai Baht                                             3.6%
Dutch Gilder                                         17.6%
Danish Krone                                          6.7%
New Zealand Dollar                                   13.3%
French Franc                                          9.7%
Swedish Krona                                         3.8%
U.S. Dollar                                           3.7%


GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of Franklin Templeton High Currency Fund to that of Salomon Brothers World Money Market Index, based on a $10,000 investment from 11/17/89 to 10/31/95.

Period Ending           Fund                    Index
12/1/89                  $10000
12/1/89                  $9700                    $10000
12/31/89                 $9969                    $10342
1/31/90                  $10140                   $10528
2/28/90                  $10156                   $10518
3/31/90                  $10242                   $10548
4/30/90                  $10383                   $10715
5/31/90                  $10543                   $10857
6/30/90                  $10897                   $11112
7/31/90                  $11263                   $11640
8/31/90                  $11522                   $11853
9/30/90                  $11599                   $12037
10/31/90                 $11832                   $12457
11/30/90                 $11900                   $12568
12/31/90                 $11814                   $12667
1/31/91                  $12129                   $12907
2/28/91                  $12160                   $12723
3/31/91                  $11760                   $11926
4/30/91                  $11847                   $12057
5/31/91                  $11801                   $11992
6/30/91                  $11636                   $11797
7/31/91                  $11913                   $12114
8/31/91                  $11905                   $12206
9/30/91                  $12174                   $12729
10/31/91                 $12259                   $12797
11/30/91                 $12472                   $13081
12/31/91                 $13232                   $13736
1/31/92                  $12762                   $13352
2/29/92                  $12662                   $13186
3/31/92                  $12662                   $13179
4/30/92                  $12855                   $13281
5/31/92                  $13360                   $13671
6/30/92                  $13993                   $14243
7/31/92                  $14336                   $14605
8/31/92                  $14761                   $15196
9/30/92                  $13937                   $14991
10/31/92                 $13265                   $14201
11/30/92                 $13004                   $13916
12/31/92                 $12848                   $13864
1/31/93                  $12989                   $13933
2/28/93                  $12770                   $13899
3/31/93                  $13083                   $14289
4/30/93                  $13432                   $14645
5/31/93                  $13630                   $14793
6/30/93                  $12968                   $14257
7/31/93                  $12612                   $14199
8/31/93                  $12656                   $14446
9/30/93                  $12828                   $14691
10/31/93                 $12625                   $14508
11/30/93                 $12439                   $14411
12/31/93                 $12513                   $14428
1/31/94                  $12840                   $14548
2/28/94                  $12928                   $14794
3/31/94                  $13036                   $14973
4/30/94                  $13159                   $15134
5/31/94                  $13221                   $15183
6/30/94                  $13361                   $15676
7/31/94                  $13361                   $15706
8/31/94                  $13431                   $15841
9/30/94                  $13621                   $16202
10/31/94                 $13884                   $16578
11/30/94                 $13644                   $16124
12/31/94                 $13788                   $16238
1/31/95                  $13782                   $16511
2/28/95                  $14067                   $16894
3/31/95                  $14653                   $17948
4/30/95                  $14761                   $18000
5/31/95                  $14603                   $17849
6/30/95                  $14802                   $18095
7/31/95                  $15002                   $18161
8/31/95                  $14581                   $17476
9/30/95                  $14936                   $17881
10/31/95                 $15135                   $17942